Filed Pursuant to Rule 497(e)

Securities Act File No. 333-238109

Investment Company Act File No. 811-23568

Gabelli ETFs Trust (the “Trust”)

Gabelli High Income ETF (the “Fund”)

Supplement dated November 10, 2026, to the Fund’s Summary Prospectus, Statutory

Prospectus, and Statement of Additional Information, each dated April 30, 2026, as supplemented from time to time

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Fund, pursuant to which the Fund will be liquidated (the “Liquidation”) on or about December 11, 2026 (“Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers. All capitalized terms used but not defined in this Supplement shall have the meanings ascribed to such terms in the registration statement.

Suspension of Sales. Effective immediately, the Fund will no longer accept purchase orders by Authorized Participants for Creation Units. The last day of trading of the Fund’s shares on NYSE Arca will be on or about the Liquidation Date, and the last day on which Creation Units may be redeemed by Authorized Participants. Shareholders may sell their shares on NYSE Arca on or prior to the Liquidation Date. Prior to the Liquidation Date, shareholders may be able to sell their shares to certain broker-dealers who may determine to continue to purchase such shares, but there can be no assurance that any broker-dealer will be willing to purchase such shares or that there will be a market for Fund shares. All sales of shares to a broker-dealer will be subject to typical transaction fees and charges.

Mechanics. Effective immediately, the Fund will begin liquidating its portfolio and, as a result, will no longer pursue its investment objective. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable and will be made to all shareholders of the Fund of record at the time of the Liquidation.

U.S. Federal Income Tax Matters. Whether you sell your shares or are automatically redeemed as described above, you will generally recognize a capital gain (or loss) equal to the amount you receive for your shares above (or below) your adjusted cost basis in such shares. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions regarding the Liquidation, please contact the Fund at 1-800-GABELLI (1-800-422-3554).

Please retain this Supplement for future reference.